                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC  20549

                                      FORM 8-K

                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): January 11, 1999

                                 DAOU SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)

                                      DELAWARE
                   (State or other jurisdiction of incorporation)


                 0-22073                                330284454
        (Commission File Number)            (IRS Employer Identification No.)


                 5120 Shoreham Place, San Diego, California 92122 (Address of principal executive offices, including zip code)

                                 (619) 452-2221
                (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

     On January 11, 1999, DAOU Systems, Inc. (the "Registrant") announced that it had entered into a five-year contract to provide information technology services to Saint Mary's Health Network of Reno, Nevada.

     The registrant incorporates by reference herein (i) the Information Management Agreement, dated as of January 1, 1999, between Saint Mary's Health Network and DAOU Systems, Inc., attached hereto as Exhibit 10.1, and
(ii) press release dated January 11, 1999, attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     (i)  Exhibit 10.1
          Information Management Agreement, dated as of January 1, 1999, between Saint Mary's Health Network and Registrant.

     (ii) Exhibit 99.1
          Press Release dated January 11, 1998.


                                      SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 15, 1999                  DAOU SYSTEMS, INC.



                                        By:  /s/ Fred C. McGee
                                             ------------------------------
                                             Fred C. McGee,
                                             Chief Financial Officer





                                       -2-